Earnings Per Share	6 Months Ended
Jun. 30, 2014
Earnings Per Share [Abstract]
Earnings Per Share

7. Earnings Per Share

The calculation of basic earnings per share excludes any dilutive effect of stock options, while diluted earnings per share includes the dilutive effect of stock options. There were no dilutive shares excluded from this calculation resulting from their anti-dilutive effect for the three and six months ended June 30, 2014 or 2013.